Exhibit 99.3

JOINDER TO, AMENDMENT AND CONFIRMATION OF GUARANTEES
AND SECURITY AGREEMENTS
(AMENDED LEASE NO. 1)

THIS JOINDER TO, AMENDMENT AND CONFIRMATION OF GUARANTEES AND SECURITY AGREEMENTS (this “Confirmation”) is made and entered into as of August 31, 2012, by and among FIVE STAR QUALITY CARE, INC., a Maryland corporation (“Guarantor”), FIVE STAR QUALITY CARE TRUST, a Maryland business trust (“Tenant”), each of the parties identified on the signature page hereof as a Subtenant (collectively, “Subtenants”) and each of the parties identified on the signature page hereof as a Landlord (collectively, “Landlord”).

W I T N E S S E T H :

WHEREAS, pursuant to the terms of that certain Amended and Restated Master Lease Agreement (Lease No. 1), dated as of August 4, 2009 (as the same has been amended, restated or otherwise modified from time to time, “Amended Lease No. 1”), Landlord leases to Tenant, and Tenant leases from Landlord, certain property, all as more particularly described in Amended Lease No. 1; and

WHEREAS, the payment and performance of all of the obligations of Tenant with respect to Amended Lease No. 1 are guaranteed by (i) that certain Amended and Restated Guaranty Agreement (Lease No. 1), dated as of August 4, 2009, made by Guarantor for the benefit of Landlord (as the same has been amended, restated or otherwise modified or confirmed from time to time, the “Parent Guaranty”); and (ii) that certain Amended and Restated Subtenant Guaranty Agreement (Lease No. 1), dated as of August 4, 2009, made by certain of the Subtenants for the benefit of Landlord (as the same has been amended, restated or otherwise modified or confirmed from time to time, the “Subtenant Guaranty”; and, together with the Parent Guaranty, collectively, the “Guarantees”); and

WHEREAS, the payment and performance of all of the obligations of Tenant with respect to Amended Lease No. 1 are secured by (i) that certain Amended and Restated Subtenant Security Agreement (Lease No. 1), dated as of August 4, 2009, by and among certain of the Subtenants and Landlord (as the same has been amended, restated or otherwise modified or confirmed from time to time, the “Subtenant Security Agreement”); and (ii) that certain Amended and Restated Security Agreement (Lease No. 1), dated as of August 4, 2009, by and among Tenant and Landlord (as the same has been amended, restated or otherwise modified or confirmed from time to time, the “Tenant Security Agreement”; and together with the Subtenant Security Agreement, collectively, the “Security Agreements”); and

WHEREAS, pursuant to that certain Eighth Amendment to Amended and Restated Master Lease Agreement (Lease No. 1), dated as of the date hereof (the “Eighth Amendment”), Amended Lease No. 1 is being amended to add thereto (i) that certain senior living facility known as Aspenwood and located at 14400 Homecrest Road, Silver Spring, MD 20906, and (ii) that certain senior living facility known as HeartFields at Easton and located at 700 Port Street, Easton, MD 21601, all as more particularly described in the Eighth Amendment; and

WHEREAS, in connection with the foregoing, and as a condition precedent to the execution of the Eighth Amendment by Landlord, Landlord has required that certain of the Subtenants join in the Subtenant Guaranty and Subtenant Security Agreement and that the parties hereto confirm that the Guarantees and the Security Agreements remain in full force and effect and apply to Amended Lease No. 1 as amended by the Eighth Amendment;

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the mutual receipt and legal sufficiency of which are hereby acknowledged, the parties hereto hereby agree, effective as of the date hereof, as follows:

1.              Joinder to Subtenant Guaranty.  Five Star Easton Heartfields LLC and Five Star Aspenwood LLC, each a Delaware limited liability company (each a “New Subtenant” and collectively the “New Subtenants”) hereby join in the Subtenant Guaranty as if each New Subtenant had originally executed and delivered the Subtenant Guaranty as a Subtenant Guarantor thereunder.  From and after the date hereof, all references in the Subtenant Guaranty to the Subtenant Guarantors shall include the New Subtenants, and each New Subtenant shall be considered a Subtenant Guarantor for all purposes under the Subtenant Guaranty.

2.              Joinder to Subtenant Security Agreement.  The New Subtenants hereby join in the Subtenant Security Agreement as if each New Subtenant had originally executed and delivered the Subtenant Security Agreement as a Subtenant thereunder.  From and after the date hereof, all references in the Subtenant Security Agreement to the Subtenants shall include the New Subtenants and each New Subtenant shall be considered a Subtenant for all purposes under the Subtenant Security Agreement.

3.              Amendment to Disputes Provisions in Guarantees.  Each of the Guarantees is amended by deleting Section 15 therefrom in its entirety and replacing it with Section 15 as set forth on Exhibit A attached hereto and made a part hereof.

4.              Amendment to Disputes Provisions in Security Agreements.  Each of the Security Agreements is amended by deleting Section 11 therefrom in its entirety and replacing it with Section 11 as set forth on Exhibit B attached hereto and made a part hereof.

5.              Amendment of Subtenant Security Agreement.  The Subtenant Security Agreement is hereby amended by (a) replacing Exhibit A attached thereto with Schedule 1 attached hereto; (b) replacing Schedule 1 attached thereto with Schedule 2 attached hereto; and (c) replacing Schedule 2 attached thereto with Schedule 3 attached hereto.

6.              Amendment of Tenant Security Agreement.  The Tenant Security Agreement is hereby amended by replacing Schedule 2 attached thereto with Schedule 4 attached hereto.

7.              Confirmation of Guarantees and Security Agreements.  Each of the parties to the Guarantees and the Security Agreements (including, without limitation, the New Subtenants) hereby confirms that all references in the Guarantees and the Security Agreements to “Amended Lease No. 1” shall refer to Amended Lease No. 1 as amended by the Eighth Amendment, and the Guarantees, as amended and confirmed hereby, and the Security Agreements, as amended and confirmed hereby, are hereby ratified and confirmed in all respects.

8.              No Impairment, Etc.  The obligations, covenants, agreements and duties of the parties under the Guarantees and Security Agreements shall not be impaired in any manner by the execution and delivery of the Eighth Amendment or any other amendment, change or modification to Amended Lease No. 1, and in no event shall any ratification or confirmation of such Guarantees or such Security Agreements, or the obligations, covenants, agreements and the duties of the parties under the Guarantees or the Security Agreements, including, without limitation, this Confirmation, be required in connection with any such amendment, change or modification.

[Remainder of page left intentionally blank; Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Confirmation to be duly executed, as a sealed instrument, as of the date first set forth above.

GUARANTOR:

FIVE STAR QUALITY CARE, INC.

By:	/s/ Bruce J. Mackey Jr.
Bruce J. Mackey Jr.
President

TENANT:

FIVE STAR QUALITY CARE TRUST

By:	/s/ Bruce J. Mackey Jr.
Bruce J. Mackey Jr.
President

[signatures continued on following page]

SUBTENANTS:

ANNAPOLIS HERITAGE PARTNERS, LLC,
COLUMBIA HERITAGE PARTNERS, LLC,
ENCINITAS HERITAGE PARTNERS, LLC,
FIVE STAR ASPENWOOD LLC,
FIVE STAR EASTON HEARTFIELDS LLC,
FIVE STAR QUALITY CARE-AZ, LLC,
FIVE STAR QUALITY CARE-CA, LLC,
FIVE STAR QUALITY CARE-COLORADO, LLC,
FIVE STAR QUALITY CARE-FL, LLC,
FIVE STAR QUALITY CARE-GA, LLC,
FIVE STAR QUALITY CARE-GHV, LLC,
FIVE STAR QUALITY CARE-IA, INC.,
FIVE STAR QUALITY CARE-IA, LLC,
FIVE STAR QUALITY CARE-IL, LLC,
FIVE STAR QUALITY CARE-MN, LLC,
FIVE STAR QUALITY CARE-MO, LLC,
FIVE STAR QUALITY CARE-MS, LLC,
FIVE STAR QUALITY CARE-NE, LLC,
FIVE STAR QUALITY CARE-NE, INC.,
FIVE STAR QUALITY CARE-NORTH CAROLINA, LLC,
FIVE STAR QUALITY CARE-TX, LLC,
FIVE STAR QUALITY CARE-VA, LLC,
FIVE STAR QUALITY CARE-WI, LLC,
FIVE STAR QUALITY CARE-WY, LLC,
FREDERICK HERITAGE PARTNERS, LLC,
HAGERSTOWN HERITAGE PARTNERS, LLC,
MORNINGSIDE OF BELMONT, LLC,
MORNINGSIDE OF GALLATIN, LLC,
NEWARK HERITAGE PARTNERS I, LLC,
NEWARK HERITAGE PARTNERS II, LLC, and
REDLANDS HERITAGE PARTNERS, LLC

By:	/s/ Bruce J. Mackey Jr.
Bruce J. Mackey Jr.
President of each of the foregoing entities

FRESNO HERITAGE PARTNERS, A CALIFORNIA LIMITED PARTNERSHIP, and
ROSEVILLE HERITAGE PARTNERS, A CALIFORNIA LIMITED PARTNERSHIP

By:	Hamilton Place, LLC,
General Partner of each of the foregoing entities

	By:	/s/ Bruce J. Mackey Jr.
Bruce J. Mackey Jr.
President

MORNINGSIDE OF ANDERSON, L.P.,
MORNINGSIDE OF COLUMBUS, L.P.,
MORNINGSIDE OF DALTON, LIMITED PARTNERSHIP,
MORNINGSIDE OF EVANS, LIMITED PARTNERSHIP, and
MORNINGSIDE OF KENTUCKY, LIMITED PARTNERSHIP

By:	LifeTrust America, Inc.,
General Partner of each of the foregoing entities

	By:	/s/ Bruce J. Mackey Jr.
Bruce J. Mackey Jr.
President

LANDLORD:

SNH CHS PROPERTIES TRUST,
SPTIHS PROPERTIES TRUST,
SPTMNR PROPERTIES TRUST,
SNH/LTA PROPERTIES TRUST,
SNH/LTA PROPERTIES GA LLC, and
SNH SOMERFORD PROPERTIES TRUST

By:	/s/ David J. Hegarty
David J. Hegarty
President of each of the foregoing entities

EXHIBIT A

DISPUTES PROVISION — GUARANTEES

15.                               Disputes.

(a)                         Any disputes, claims or controversies between or among the parties (i) arising out of or relating to this Guaranty, or (ii) brought by or on behalf of any shareholder of any party (which, for purposes of this Section 15, shall mean any shareholder of record or any beneficial owner of shares of any party, or any former shareholder of record or beneficial owner of shares of any party), either on his, her or its own behalf, on behalf of any party or on behalf of any series or class of shares of any party or shareholders of any party against any party or any trustee, director, officer, manager (including Reit Management & Research LLC or its successor), agent or employee of any party, including disputes, claims or controversies relating to the meaning, interpretation, effect, validity, performance or enforcement of this Guaranty, including this arbitration agreement, the declaration of trust, limited liability company agreement, partnership agreement or analogous governing instruments, as applicable, of any party, or the bylaws of any party (all of which are referred to as “Disputes”), or relating in any way to such a Dispute or Disputes, shall on the demand of any party to such Dispute be resolved through binding and final arbitration in accordance with the Commercial Arbitration Rules (the “Rules”) of the American Arbitration Association (“AAA”) then in effect, except as those Rules may be modified in this Section 15.  For the avoidance of doubt, and not as a limitation, Disputes are intended to include derivative actions against trustees, directors, officers or managers of any party and class actions by a shareholder against those individuals or entities and any party.  For the avoidance of doubt, a Dispute shall include a Dispute made derivatively on behalf of one party against another party.

(b)                         There shall be three arbitrators.  If there are only two parties to the Dispute (with, for purposes of this Section 15, any and all parties involved in the Dispute and owned by the same ultimate parent entity treated as one party), each party shall select one arbitrator within 15 days after receipt by respondent of a copy of the demand for arbitration.  Such arbitrators may be affiliated or interested persons of such parties.  If either party fails to timely select an arbitrator, the other party to the Dispute shall select the second arbitrator who shall be neutral and impartial and shall not be affiliated with or an interested person of either party. If there are more than two parties to the Dispute, all claimants, on the one hand, and all respondents, on the other hand, shall each select, by the vote of a majority of the claimants or the respondents, as the case may be, one arbitrator. Such arbitrators may be affiliated or interested persons of the claimants or the respondents, as the case may be.  If either all claimants or all respondents fail to timely select an arbitrator then such arbitrator (who shall be neutral, impartial and unaffiliated with any party) shall be appointed by the AAA.  The two arbitrators so appointed shall jointly appoint the third and presiding arbitrator (who shall be neutral, impartial and unaffiliated with any party) within 15 days of the appointment of the second arbitrator.  If the third arbitrator has not been appointed within the time limit specified herein, then the AAA shall provide a list of proposed arbitrators in accordance with the Rules, and the arbitrator shall be appointed by the AAA in accordance with a listing, striking and ranking procedure, with each party having a limited number of strikes, excluding strikes for cause.

(c)                          The place of arbitration shall be Boston, Massachusetts unless otherwise agreed by the parties.

(d)                         There shall be only limited documentary discovery of documents directly related to the issues in dispute, as may be ordered by the arbitrators.

(e)                          In rendering an award or decision (the “Award”), the arbitrators shall be required to follow the laws of the Commonwealth of Massachusetts.  Any arbitration proceedings or Award rendered hereunder and the validity, effect and interpretation of this arbitration agreement shall be governed by the Federal Arbitration Act, 9 U.S.C. §1 et seq.  The Award shall be in writing and may, but shall not be required to, briefly state the findings of fact and conclusions of law on which it is based.

(f)                           Except to the extent expressly provided by Section 15 or as otherwise agreed by the parties, each party involved in a Dispute shall bear its own costs and expenses (including attorneys’ fees), and the arbitrators shall not render an award that would include shifting of any such costs or expenses (including attorneys’ fees) or, in a derivative case or class action, award any portion of any party’s award to the claimant or the claimant’s attorneys.  Except to the extent otherwise agreed by the parties, each party (or, if there are more than two parties to the Dispute, all claimants, on the one hand, and all respondents, on the other hand, respectively) shall bear the costs and expenses of its (or their) selected arbitrator and the parties (or, if there are more than two parties to the Dispute, all claimants, on the one hand, and all respondents, on the other hand) shall equally bear the costs and expenses of the third appointed arbitrator.

(g)                          An Award shall be final and binding upon the parties thereto and shall be the sole and exclusive remedy between such parties relating to the Dispute, including any claims, counterclaims, issues or accounting presented to the arbitrators.  Judgment upon the Award may be entered in any court having jurisdiction.  To the fullest extent permitted by law, no application or appeal to any court of competent jurisdiction may be made in connection with any question of law arising in the course of arbitration or with respect to any award made except for actions relating to enforcement of this agreement to arbitrate or any arbitral award issued hereunder and except for actions seeking interim or other provisional relief in aid of arbitration proceedings in any court of competent jurisdiction.

(h)                         Any monetary award shall be made and payable in U.S. dollars free of any tax, deduction or offset.  Each party against which the Award assesses a monetary obligation shall pay that obligation on or before the 30th day following the date of the Award or such other date as the Award may provide.

(i)                             This Section 15 is intended to benefit and be enforceable by the shareholders, trustees, directors, officers, managers (including Reit Management & Research LLC or its successor), agents or employees of any party and the parties and shall be binding on the shareholders of any party and the parties, as applicable, and shall be in addition to, and not in substitution for, any other rights to indemnification or contribution that such individuals or entities may have by contract or otherwise.

EXHIBIT B

DISPUTES PROVISION — SECURITY AGREEMENT

Section 11.                                   Disputes.

(a)                         Any disputes, claims or controversies between or among the parties (i) arising out of or relating to this Agreement, or (ii) brought by or on behalf of any shareholder of any party (which, for purposes of this Section 11, shall mean any shareholder of record or any beneficial owner of shares of any party, or any former shareholder of record or beneficial owner of shares of any party), either on his, her or its own behalf, on behalf of any party or on behalf of any series or class of shares of any party or shareholders of any party against any party or any trustee, director, officer, manager (including Reit Management & Research LLC or its successor), agent or employee of any party, including disputes, claims or controversies relating to the meaning, interpretation, effect, validity, performance or enforcement of this Agreement, including this arbitration agreement, the declaration of trust, limited liability company agreement, partnership agreement or analogous governing instruments, as applicable, of any party, or the bylaws of any party (all of which are referred to as “Disputes”), or relating in any way to such a Dispute or Disputes, shall on the demand of any party to such Dispute be resolved through binding and final arbitration in accordance with the Commercial Arbitration Rules (the “Rules”) of the American Arbitration Association (“AAA”) then in effect, except as those Rules may be modified in this Section 11.  For the avoidance of doubt, and not as a limitation, Disputes are intended to include derivative actions against trustees, directors, officers or managers of any party and class actions by a shareholder against those individuals or entities and any party.  For the avoidance of doubt, a Dispute shall include a Dispute made derivatively on behalf of one party against another party.

(b)                         There shall be three arbitrators.  If there are only two parties to the Dispute (with, for purposes of this Section 11, any and all parties involved in the Dispute and owned by the same ultimate parent entity treated as one party), each party shall select one arbitrator within 15 days after receipt by respondent of a copy of the demand for arbitration.  Such arbitrators may be affiliated or interested persons of such parties.  If either party fails to timely select an arbitrator, the other party to the Dispute shall select the second arbitrator who shall be neutral and impartial and shall not be affiliated with or an interested person of either party. If there are more than two parties to the Dispute, all claimants, on the one hand, and all respondents, on the other hand, shall each select, by the vote of a majority of the claimants or the respondents, as the case may be, one arbitrator. Such arbitrators may be affiliated or interested persons of the claimants or the respondents, as the case may be.  If either all claimants or all respondents fail to timely select an arbitrator then such arbitrator (who shall be neutral, impartial and unaffiliated with any party) shall be appointed by the AAA.  The two arbitrators so appointed shall jointly appoint the third and presiding arbitrator (who shall be neutral, impartial and unaffiliated with any party) within 15 days of the appointment of the second arbitrator.  If the third arbitrator has not been appointed within the time limit specified herein, then the AAA shall provide a list of proposed arbitrators in accordance with the Rules, and the arbitrator shall be appointed by the AAA in accordance with a listing, striking and ranking procedure, with each party having a limited number of strikes, excluding strikes for cause.

(c)                          The place of arbitration shall be Boston, Massachusetts unless otherwise agreed by the parties.

(d)                         There shall be only limited documentary discovery of documents directly related to the issues in dispute, as may be ordered by the arbitrators.

(e)                          In rendering an award or decision (the “Award”), the arbitrators shall be required to follow the laws of the Commonwealth of Massachusetts.  Any arbitration proceedings or Award rendered hereunder and the validity, effect and interpretation of this arbitration agreement shall be governed by the Federal Arbitration Act, 9 U.S.C. §1 et seq.  The Award shall be in writing and may, but shall not be required to, briefly state the findings of fact and conclusions of law on which it is based.

(f)                           Except to the extent expressly provided by Section 11 or as otherwise agreed by the parties, each party involved in a Dispute shall bear its own costs and expenses (including attorneys’ fees), and the arbitrators shall not render an award that would include shifting of any such costs or expenses (including attorneys’ fees) or, in a derivative case or class action, award any portion of any party’s award to the claimant or the claimant’s attorneys.  Except to the extent otherwise agreed by the parties, each party (or, if there are more than two parties to the Dispute, all claimants, on the one hand, and all respondents, on the other hand, respectively) shall bear the costs and expenses of its (or their) selected arbitrator and the parties (or, if there are more than two parties to the Dispute, all claimants, on the one hand, and all respondents, on the other hand) shall equally bear the costs and expenses of the third appointed arbitrator.

(g)                          An Award shall be final and binding upon the parties thereto and shall be the sole and exclusive remedy between such parties relating to the Dispute, including any claims, counterclaims, issues or accounting presented to the arbitrators.  Judgment upon the Award may be entered in any court having jurisdiction.  To the fullest extent permitted by law, no application or appeal to any court of competent jurisdiction may be made in connection with any question of law arising in the course of arbitration or with respect to any award made except for actions relating to enforcement of this agreement to arbitrate or any arbitral award issued hereunder and except for actions seeking interim or other provisional relief in aid of arbitration proceedings in any court of competent jurisdiction.

(h)                         Any monetary award shall be made and payable in U.S. dollars free of any tax, deduction or offset.  Each party against which the Award assesses a monetary obligation shall pay that obligation on or before the 30th day following the date of the Award or such other date as the Award may provide.

(i)                             This Section 11 is intended to benefit and be enforceable by the shareholders, trustees, directors, officers, managers (including Reit Management & Research LLC or its successor), agents or employees of any party and the parties and shall be binding on the shareholders of any party and the parties, as applicable, and shall be in addition to, and not in substitution for, any other rights to indemnification or contribution that such individuals or entities may have by contract or otherwise.

SCHEDULE 1

EXHIBIT A

SUBLEASES

1.                                      Sublease Agreement, dated December 31, 2001, by and between Five Star Quality Care Trust, a Maryland business trust, as sublandlord, and Five Star Quality Care-AZ, LLC, a Delaware limited liability company, as subtenant, as amended by that certain Letter Agreement dated March 1, 2004 by and among Five Star Quality Care Trust, as sublandlord, and Certain Affiliates of Five Star Quality Care, Inc., as subtenants, as further amended by that certain Letter Agreement dated June 30, 2008 by and among Five Star Quality Care Trust, as sublandlord, and Certain Affiliates of Five Star Quality Care, Inc., as subtenants, as further amended by that certain Letter Agreement dated August 4, 2009 by and among Five Star Quality Care Trust, as sublandlord, and Certain Affiliates of Five Star Quality Care, Inc., as subtenants.

2.                                      Sublease Agreement, dated December 31, 2001, by and between Five Star Quality Care Trust, a Maryland business trust, as sublandlord, and Five Star Quality Care-CA, LLC, a Delaware limited liability company, as subtenant, as amended by that certain Letter Agreement dated March 1, 2004 by and among Five Star Quality Care Trust, as sublandlord, and Certain Affiliates of Five Star Quality Care, Inc., as subtenants, as further amended by that certain Letter Agreement dated June 30, 2008 by and among Five Star Quality Care Trust, as sublandlord, and Certain Affiliates of Five Star Quality Care, Inc., as subtenants, as further amended by that certain Letter Agreement dated August 4, 2009 by and among Five Star Quality Care Trust, as sublandlord, and Certain Affiliates of Five Star Quality Care, Inc., as subtenants.

3.                                      Sublease Agreement, dated December 31, 2001, by and between Five Star Quality Care Trust, a Maryland business trust, as sublandlord, and Five Star Quality Care-Colorado, LLC, Delaware limited liability company, as subtenant, as amended by that certain Letter Agreement dated March 1, 2004 by and among Five Star Quality Care Trust, as sublandlord, and Certain Affiliates of Five Star Quality Care, Inc., as subtenants, as further amended by that certain Letter Agreement dated as of June 30, 2008, by and among Five Star Quality Care Trust, as sublandlord, and Certain Affiliates of Five Star Quality Care, Inc., as subtenants, as further amended by that certain Letter Agreement dated August 4, 2009 by and among Five Star Quality Care Trust, as sublandlord, and Certain Affiliates of Five Star Quality Care, Inc., as subtenants.

4.                                      Sublease Agreement, dated December 31, 2001, by and between Five Star Quality Care Trust, a Maryland business trust, as sublandlord, and Five Star Quality Care-IA, Inc., a Delaware corporation, as subtenant, as amended by that certain Letter Agreement dated March 1, 2004 by and among Five Star Quality Care Trust, as sublandlord, and Certain Affiliates of Five Star Quality Care, Inc., as subtenants, as further amended by that certain Letter Agreement dated June 30, 2008 by and among Five Star Quality Care Trust, as sublandlord, and Certain Affiliates of Five Star Quality Care, Inc., as subtenants, as further amended by that certain Letter Agreement dated August 4, 2009 by and among Five Star Quality Care Trust, as sublandlord, and Certain Affiliates of Five Star Quality Care, Inc., as subtenants.

5.                                      Sublease Agreement, dated December 31, 2001, by and between Five Star Quality Care Trust, a Maryland business trust, as sublandlord, and Five Star Quality Care-WY, LLC, a Delaware limited liability company, as subtenant, as amended by that certain Letter Agreement dated March 1, 2004 by and among Five Star Quality Care Trust, as sublandlord, and Certain Affiliates of Five Star Quality Care, Inc., as subtenants, as further amended by that certain Letter Agreement dated June 30, 2008 by and among Five Star Quality Care Trust, as sublandlord, and Certain Affiliates of Five Star Quality Care, Inc., as subtenants, as further amended by that certain Letter Agreement dated August 4, 2009 by and among Five Star Quality Care Trust, as sublandlord, and Certain Affiliates of Five Star Quality Care, Inc., as subtenants.

6.                                      Sublease Agreement, dated June 23, 2004, by and between Five Star Quality Care Trust, a Maryland business trust, as sublandlord, and Five Star Quality Care-MO, LLC, a Delaware limited liability company, as subtenant, as amended by that certain Letter Agreement dated June 30, 2008 by and among Five Star Quality Care Trust, as sublandlord, and Certain Affiliates of Five Star Quality Care, Inc., as subtenants, as further amended by that certain Letter Agreement dated August 4, 2009 by and among Five Star Quality Care Trust, as sublandlord, and Certain Affiliates of Five Star Quality Care, Inc., as subtenants.

7.                                      Sublease Agreement, dated November 19, 2004, by and between Five Star Quality Care Trust, a Maryland business trust, as sublandlord, and Morningside of Columbus, L.P., a Delaware limited partnership, as subtenant, as amended by that certain Letter Agreement dated June 30, 2008 by and among Five Star Quality Care Trust, as sublandlord, and Certain Affiliates of Five Star Quality Care, Inc., as subtenants, as further amended by that certain Letter Agreement dated August 4, 2009 by and among Five Star Quality Care Trust, as sublandlord, and Certain Affiliates of Five Star Quality Care, Inc., as subtenants.

8.                                      Sublease Agreement, dated November 19, 2004, by and between Five Star Quality Care Trust, a Maryland business trust, as sublandlord, and Morningside of Dalton, Limited Partnership, a Delaware limited partnership, as subtenant, as amended by that certain Letter Agreement dated June 30, 2008 by and among Five Star Quality Care Trust, as sublandlord, and Certain Affiliates of Five Star Quality Care, Inc., as subtenants, as further amended by that certain Letter Agreement dated August 4, 2009 by and among Five Star Quality Care Trust, as sublandlord, and Certain Affiliates of Five Star Quality Care, Inc., as subtenants.

9.                                      Sublease Agreement, dated November 19, 2004, by and between Five Star Quality Care Trust, a Maryland business trust, as sublandlord, and Morningside of Evans, Limited Partnership, a Delaware limited partnership, as subtenant, as amended by that certain Letter Agreement dated June 30, 2008 by and among Five Star Quality Care Trust, as sublandlord, and Certain Affiliates of Five Star Quality Care, Inc., as subtenants, as further amended by that certain Letter Agreement dated August 4, 2009 by and among Five Star Quality Care Trust, as sublandlord, and Certain Affiliates of Five Star Quality Care, Inc., as subtenants.

10.                               Sublease Agreement, dated November 19, 2004, by and between Five Star Quality Care Trust, a Maryland business trust, as sublandlord, and Morningside of Gallatin, LLC, a Delaware limited liability company, as subtenant, as amended by that certain Letter Agreement dated June 30, 2008 by and among Five Star Quality Care Trust, as sublandlord, and Certain Affiliates of Five Star Quality Care, Inc., as subtenants, as further amended by that certain Letter Agreement dated August 4, 2009 by and among Five Star Quality Care Trust, as sublandlord, and Certain Affiliates of Five Star Quality Care, Inc., as subtenants.

11.                               Sublease Agreement, dated October 31, 2005, by and between Five Star Quality Care Trust, a Maryland business trust, as sublandlord, and Five Star Quality Care-GHV, LLC, a Maryland limited liability company, as subtenant, as amended by that certain Letter Agreement dated June 30, 2008 by and among Five Star Quality Care Trust, as sublandlord, and Certain Affiliates of Five Star Quality Care, Inc., as subtenants, as further amended by that certain Letter Agreement dated August 4, 2009 by and among Five Star Quality Care Trust, as sublandlord, and Certain Affiliates of Five Star Quality Care, Inc., as subtenants, as further amended by that certain Partial Termination of Sublease Agreement, dated May 6, 2011 by and between Five Star Quality Care Trust, a Maryland business trust, as sublandlord, and Five Star Quality Care-GHV, LLC, a Maryland limited liability company, as subtenant.

12.                               Sublease Agreement, dated September 1, 2006, by and between Five Star Quality Care Trust, a Maryland business trust, as Sublandlord, and Five Star Quality Care-FL, LLC, a Delaware limited liability company, as Subtenant, as amended by that certain Letter Agreement dated June 30, 2008 by and among Five Star Quality Care Trust, as sublandlord, and Certain Affiliates of Five Star Quality Care, Inc., as subtenants, as further amended by that certain Letter Agreement dated August 4, 2009 by and among Five Star Quality Care Trust, as sublandlord, and Certain Affiliates of Five Star Quality Care, Inc., as subtenants.

13.                               Sublease Agreement, dated October 1, 2006, by and between Five Star Quality Care Trust, a Maryland business trust, as Sublandlord, and Five Star Quality Care-MS, LLC, a Maryland limited liability company, as Subtenant, as amended by that certain Letter Agreement dated June 30, 2008 by and among Five Star Quality Care Trust, as sublandlord, and Certain Affiliates of Five Star Quality Care, Inc., as subtenants, as further amended by that certain Letter Agreement dated August 4, 2009 by and among Five Star Quality Care Trust, as sublandlord, and Certain Affiliates of Five Star Quality Care, Inc., as subtenants.

14.                               Second Amended and Restated Sublease Agreement, dated November 6, 2006, by and between Five Star Quality Care Trust, a Maryland business trust, as Sublandlord, and Morningside of Kentucky, Limited Partnership, a Delaware limited partnership, as Subtenant, as amended by that certain Letter Agreement dated June 30, 2008 by and among Five Star Quality Care Trust, as sublandlord, and Certain Affiliates of Five Star Quality Care, Inc., as subtenants, as further amended by that certain Letter Agreement dated August 4, 2009 by and among Five Star Quality Care Trust, as sublandlord, and Certain Affiliates of Five Star Quality Care, Inc., as subtenants.

15.                               Amended and Restated Sublease Agreement, dated January 1, 2007, by and between Five Star Quality Care Trust, a Maryland business trust, and Morningside of Belmont, LLC, a Delaware limited liability company, as amended by that certain Letter Agreement dated June 30, 2008 by and among Five Star Quality Care Trust, as sublandlord, and Certain Affiliates of Five Star Quality Care, Inc., as subtenants, as further amended by that certain Letter Agreement dated August 4, 2009 by and among Five Star Quality Care Trust, as sublandlord, and Certain Affiliates of Five Star Quality Care, Inc., as subtenants.

16.                               Sublease Agreement, dated March 1, 2008, by and between Five Star Quality Care Trust, a Maryland business trust, as sublandlord, and Five Star Quality Care-MN, LLC, a Maryland limited liability company, as subtenant, as amended by that certain Letter Agreement dated June 30, 2008 by and among Five Star Quality Care Trust, as sublandlord, and Certain Affiliates of Five Star Quality Care, Inc., as subtenants, as further amended by that certain Letter Agreement dated August 4, 2009 by and among Five Star Quality Care Trust, as sublandlord, and Certain Affiliates of Five Star Quality Care, Inc., as subtenants.

17.                               Sublease Agreement, dated March 31, 2008, by and between Five Star Quality Care Trust, a Maryland business trust, as sublandlord, and Annapolis Heritage Partners, LLC, a Delaware limited liability company, as subtenant, as amended by that certain Letter Agreement dated June 30, 2008, by and among Five Star Quality Care Trust, as sublandlord, and Certain Affiliates of Five Star Quality Care, Inc., as subtenants, as further amended by that certain Letter Agreement dated August 4, 2009 by and among Five Star Quality Care Trust, as sublandlord, and Certain Affiliates of Five Star Quality Care, Inc., as subtenants.

18.                               Sublease Agreement, dated March 31, 2008, by and between Five Star Quality Care Trust, a Maryland business trust, as sublandlord, and Columbia Heritage Partners, LLC, a Delaware limited liability company, as subtenant, as amended by that certain Letter Agreement dated June 30, 2008, by and among Five Star Quality Care Trust, as sublandlord, and Certain Affiliates of Five Star Quality Care, Inc., as subtenants, as further amended by that certain Letter Agreement dated August 4, 2009 by and among Five Star Quality Care Trust, as sublandlord, and Certain Affiliates of Five Star Quality Care, Inc., as subtenants.

19.                               Sublease Agreement, dated March 31, 2008, by and between Five Star Quality Care Trust, a Maryland business trust, as sublandlord, and Encinitas Heritage Partners, LLC, a Delaware limited liability company, as subtenant, as amended by that certain Letter Agreement dated June 30, 2008, by and among Five Star Quality Care Trust, as sublandlord, and Certain Affiliates of Five Star Quality Care, Inc., as subtenants, as further amended by that certain Letter Agreement dated August 4, 2009 by and among Five Star Quality Care Trust, as sublandlord, and Certain Affiliates of Five Star Quality Care, Inc., as subtenants.

20.                               Sublease Agreement, dated March 31, 2008, by and between Five Star Quality Care Trust, a Maryland business trust, as sublandlord, and Frederick Heritage Partners, LLC, a Delaware limited liability company, as subtenant, as amended by that certain Letter Agreement dated June 30, 2008, by and among Five Star Quality Care Trust, as sublandlord, and Certain Affiliates of Five Star Quality Care, Inc., as subtenants, as further amended by that certain Letter Agreement dated August 4, 2009 by and among Five Star Quality Care Trust, as sublandlord, and Certain Affiliates of Five Star Quality Care, Inc., as subtenants.

21.                               Sublease Agreement, dated March 31, 2008, by and between Five Star Quality Care Trust, a Maryland business trust, as sublandlord, and Fresno Heritage Partners, A California Limited Partnership, as subtenant, as amended by that certain Letter Agreement dated June 30, 2008, by and among Five Star Quality Care Trust, as sublandlord, and Certain Affiliates of Five Star Quality Care, Inc., as subtenants, as further amended by that certain Letter Agreement dated August 4, 2009 by and among Five Star Quality Care Trust, as sublandlord, and Certain Affiliates of Five Star Quality Care, Inc., as subtenants.

22.                               Sublease Agreement, dated March 31, 2008, by and between Five Star Quality Care Trust, a Maryland business trust, as sublandlord, and Hagerstown Heritage Partners, LLC, a Delaware limited liability company, as subtenant, as amended by that certain Letter Agreement dated June 30, 2008, by and among Five Star Quality Care Trust, as sublandlord, and Certain Affiliates of Five Star Quality Care, Inc., as subtenants, as further amended by that certain Letter Agreement dated August 4, 2009 by and among Five Star Quality Care Trust, as sublandlord, and Certain Affiliates of Five Star Quality Care, Inc., as subtenants.

23.                               Sublease Agreement, dated March 31, 2008, by and between Five Star Quality Care Trust, a Maryland business trust, as sublandlord, and Newark Heritage Partners I, LLC, a Delaware limited liability company, as subtenant, as amended by that certain Letter Agreement dated June 30, 2008, by and among Five Star Quality Care Trust, as sublandlord, and Certain Affiliates of Five Star Quality Care, Inc., as subtenants, as further amended by that certain Letter Agreement dated August 4, 2009 by and among Five Star Quality Care Trust, as sublandlord, and Certain Affiliates of Five Star Quality Care, Inc., as subtenants.

24.                               Sublease Agreement, dated March 31, 2008, by and between Five Star Quality Care Trust, a Maryland business trust, as sublandlord, and Newark Heritage Partners II, LLC, a Delaware limited liability company, as subtenant, as amended by that certain Letter Agreement dated June 30, 2008, by and among Five Star Quality Care Trust, as sublandlord, and Certain Affiliates of Five Star Quality Care, Inc., as subtenants, as further amended by that certain Letter Agreement dated August 4, 2009 by and among Five Star Quality Care Trust, as sublandlord, and Certain Affiliates of Five Star Quality Care, Inc., as subtenants.

25.                               Sublease Agreement, dated March 31, 2008, by and between Five Star Quality Care Trust, a Maryland business trust, as sublandlord, and Redlands Heritage Partners, LLC, a Delaware limited liability company, as subtenant, as amended by that certain Letter Agreement dated June 30, 2008, by and among Five Star Quality Care Trust, as sublandlord, and Certain Affiliates of Five Star Quality Care, Inc., as subtenants, as further amended by that certain Letter Agreement dated August 4, 2009 by and among Five Star Quality Care Trust, as sublandlord, and Certain Affiliates of Five Star Quality Care, Inc., as subtenants.

26.                               Sublease Agreement, dated March 31, 2008, by and between Five Star Quality Care Trust, a Maryland business trust, as sublandlord, and Roseville Heritage Partners, A California Limited Partnership, as subtenant, as amended by that certain Letter Agreement dated June 30, 2008, by and among Five Star Quality Care Trust, as sublandlord, and Certain Affiliates of Five Star Quality Care, Inc., as subtenants, as further amended by that certain Letter Agreement dated August 4, 2009 by and among Five Star Quality Care Trust, as sublandlord, and Certain Affiliates of Five Star Quality Care, Inc., as subtenants.

27.                               Second Amended and Restated Sublease Agreement, dated as of August 4, 2009, by and between Five Star Quality Care Trust, a Maryland business trust, as sublandlord, and Five Star Quality Care-WI, LLC, a Delaware limited liability company, as subtenant.

28.                               Sublease Agreement, dated as of August 4, 2009, by and between FVE FM Financing, Inc., a Maryland corporation, as sublandlord, and Five Star Quality Care-MD, LLC, a Delaware limited liability company, as subtenant, as assigned by that certain Bill of Sale, Assignment and Assumption Agreement, dated as of November 1, 2009, by and between Five Star Quality Care-MD, LLC, as assignor, and Five Star Easton Heartfields LLC, a Delaware limited liability company, as assignee, as further assigned by that Bill of Sale, Assignment and Assumption Agreement, dated as of August 31, 2012, by and between FVE FM Financing Inc., as assignor, and Five Star Quality Care Trust, as assignee and joined by Five Star Easton Heartfields LLC, as subtenant.

29.                               Sublease Agreement, dated as of August 4, 2009, by and between FVE FM Financing, Inc., a Maryland corporation, as sublandlord, and Five Star Quality Care-MD, LLC, a Delaware limited liability company, as subtenant, as assigned by that certain Bill of Sale, Assignment and Assumption Agreement, dated as of November 1, 2009, by and between Five Star Quality Care-MD, LLC, as assignor, and Five Star Aspenwood LLC, a Delaware limited liability company, as assignee, as further assigned by that Bill of Sale, Assignment and Assumption Agreement, dated as of August 31, 2012, by and between FVE FM Financing Inc., as assignor, and Five Star Quality Care Trust, as assignee and joined by Five Star Aspenwood LLC, as subtenant.

30.                               Amended and Restated Sublease Agreement, dated as of October 1, 2009, by and between Five Star Quality Care Trust, a Maryland business trust, as sublandlord, and Five Star Quality Care-IA, LLC, as subtenant.

31.                               Sublease Agreement, dated as of November 17, 2009, by and between Five Star Quality Care Trust, a Maryland business trust, as sublandlord, and Morningside of Anderson, L.P., a Delaware limited partnership, as subtenant.

32.                               Sublease Agreement, dated as of November 17, 2009, by and between Five Star Quality Care Trust, a Maryland business trust, as sublandlord, and Five Star Quality Care-TX, LLC, a Maryland limited liability company, as subtenant.

33.                               Sublease Agreement, dated as of December 10, 2009, by and between Five Star Quality Care Trust, a Maryland business trust, as sublandlord, and Five Star Quality Care-GA, LLC, a Delaware limited liability company, as subtenant.

34.                               Amended and Restated Sublease Agreement, dated August 1, 2010, by and between Five Star Quality Care Trust, a Maryland business trust, as sublandlord, and Five Star Quality Care-NE, Inc., a Delaware corporation, as subtenant.

35.                               Amended and Restated Sublease Agreement, dated August 1, 2010, by and between Five Star Quality Care Trust, a Maryland business trust, as sublandlord, and Five Star Quality Care-NE, LLC, a Delaware limited liability company, as subtenant.

36.                               Sublease Agreement, dated May 1, 2011, by and between Five Star Quality Care Trust, a Maryland business trust, as sublandlord, and Five Star Quality Care-IL, LLC, a Maryland limited liability company, as subtenant.

37.                               Second Amended and Restated Sublease Agreement, dated as of June 20, 2011, by and between Five Star Quality Care Trust, a Maryland business trust, as sublandlord, and Five Star Quality Care-VA, LLC, a Delaware limited liability company, as subtenant.

38.                               Amended and Restated Sublease Agreement, dated as of June 20, 2011, by and between Five Star Quality Care Trust, a Maryland business trust, as sublandlord, and Five Star Quality Care-North Carolina, LLC, a Maryland limited liability company, as subtenant.

SCHEDULE 2

SCHEDULE 1

Subtenant Name, Organizational Structure & Corporate Identification Number:	Chief Executive Office & Principal Place of Business:	Other Names
Annapolis Heritage Partners, LLC, a Delaware limited liability company No: DE 3058704	400 Centre Street Newton, MA 02458	None.
Columbia Heritage Partners, LLC, a Delaware limited liability company No: DE 3168953	400 Centre Street Newton, MA 02458	None.
Encinitas Heritage Partners, LLC, a Delaware limited liability company No: DE 2963000	400 Centre Street Newton, MA 02458	None.
Five Star Aspenwood LLC, a Delaware limited liability company No: DE 4707925	400 Centre Street Newton, MA 02458	None.
Five Star Easton Heartfields LLC, a Delaware limited liability company No: DE 4707930	400 Centre Street Newton, MA 02458	None.
Five Star Quality Care-AZ, LLC, a Delaware limited liability company No: DE 3141214	400 Centre Street Newton, MA 02458	SHOPCO-AZ, LLC
Five Star Quality Care-CA, LLC, a Delaware limited liability company No: DE 3141210	400 Centre Street Newton, MA 02458	SHOPCO-CA, LLC
Five Star Quality Care-Colorado, LLC, a Delaware limited liability company No: DE 3141518	400 Centre Street Newton, MA 02458	SHOPCO-Colorado, LLC
Five Star Quality Care-FL, LLC, a Delaware limited liability company No: DE 3487186	400 Centre Street Newton, MA 02458	None.
Five Star Quality Care-GA, LLC, a Delaware limited liability company No: DE 3141197	400 Centre Street Newton, MA 02458	SHOPCO-GA, LLC
Five Star Quality Care-GHV, LLC, a Maryland limited liability company No: MD W10441350	400 Centre Street Newton, MA 02458	None.
Five Star Quality Care-IA, Inc., a Delaware corporation No: DE 3162192	400 Centre Street Newton, MA 02458	SHOPCO-IA, INC.
Five Star Quality Care-IA, LLC, a Delaware limited liability company No: DE 3141200	400 Centre Street Newton, MA 02458	SHOPCO-IA, LLC
Five Star Quality Care-IL, LLC, a Maryland limited liability company No: MD W11464047	400 Centre Street Newton, MA 02458	None.
Five Star Quality Care-MN, LLC, a Maryland limited liability company No: MD W1237583	400 Centre Street Newton, MA 02458	None.

Subtenant Name, Organizational Structure & Corporate Identification Number:	Chief Executive Office & Principal Place of Business:	Other Names
Five Star Quality Care-MO, LLC, a Delaware limited liability company No: DE 3155964	400 Centre Street Newton, MA 02458	SHOPCO-MO, LLC
Five Star Quality Care-MS, LLC, a Maryland limited liability company No: MD W11505922	400 Centre Street Newton, MA 02458	None.
Five Star Quality Care-NE, Inc., a Delaware corporation No: DE 3162188	400 Centre Street Newton, MA 02458	SHOPCO-NE, Inc.
Five Star Quality Care-NE, LLC, a Delaware limited liability company No: DE 3141204	400 Centre Street Newton, MA 02458	SHOPCO-NE, LLC
Five Star Quality Care-North Carolina, LLC a Maryland limited liability company No: MD W13279039	400 Centre Street Newton, MA 02458	None.
Five Star Quality Care-TX, LLC, a Maryland limited liability company No: MD W11898319	400 Centre Street Newton, MA 02458	FSQC-TX, LLC.
Five Star Quality Care-VA, LLC, a Delaware limited liability company No: DE 3561214	400 Centre Street Newton, MA 02458	None.
Five Star Quality Care-WI, LLC, a Delaware limited liability company No: DE 3141217	400 Centre Street Newton, MA 02458	SHOPCO-WI, LLC
Five Star Quality Care-WY, LLC, a Delaware limited liability company No: DE 3141207	400 Centre Street Newton, MA 02458	SHOPCO-WY, LLC
Frederick Heritage Partners, LLC, a Delaware limited liability company No: DE 3400641	400 Centre Street Newton, MA 02458	None.
Fresno Heritage Partners, A California Limited Partnership, a California limited partnership No: CA 199514200026	400 Centre Street Newton, MA 02458	None.
Hagerstown Heritage Partners, LLC, a Delaware limited liability company No: DE 3400642	400 Centre Street Newton, MA 02458	None.
Morningside of Anderson, L.P., a Delaware limited partnership No: DE 2926362	400 Centre Street Newton, MA 02458	None.
Morningside of Belmont, LLC, a Delaware limited liability company No: DE 2755738	400 Centre Street Newton, MA 02458	None.
Morningside of Columbus, L.P., a Delaware limited partnership No: DE 27776210	400 Centre Street Newton, MA 02458	None.
Morningside of Dalton, Limited Partnership, a Delaware limited partnership No: DE 3499191	400 Centre Street Newton, MA 02458	None.
Morningside of Evans, Limited Partnership, a Delaware limited partnership No: DE 3499196	400 Centre Street Newton, MA 02458	None.
Morningside of Gallatin, LLC, a Delaware limited liability company	400 Centre Street	None.

Subtenant Name, Organizational Structure & Corporate Identification Number:	Chief Executive Office & Principal Place of Business:	Other Names
No: DE 2962705	Newton, MA 02458
Morningside of Kentucky, Limited Partnership, a Delaware limited partnership No: DE 2750276	400 Centre Street Newton, MA 02458	None.
Newark Heritage Partners I, LLC, a Delaware limited liability company No: DE 3400643	400 Centre Street Newton, MA 02458	None.
Newark Heritage Partners II, LLC, a Delaware limited liability company No: DE 3400645	400 Centre Street Newton, MA 02458	None.
Redlands Heritage Partners, LLC, a Delaware limited liability company No: DE 2963010	400 Centre Street Newton, MA 02458	None.
Roseville Heritage Partners, A California Limited Partnership, a California limited partnership No: CA 199616300018	400 Centre Street Newton, MA 02458	None.

SCHEDULE 3

SCHEDULE 2

The Facilities

State:	Facility:	Subtenant:

ARIZONA:	LA MESA HEALTHCARE CENTER 2470 S. Arizona Avenue Yuma, Arizona 85364	Five Star Quality Care-AZ, LLC

	SUNQUEST VILLAGE OF YUMA 265 E. 24th Street Yuma, Arizona 85364	Five Star Quality Care-AZ, LLC

CALIFORNIA:	SOMERFORD PLACE - ENCINITAS 1350 S. El Camino Real Encinitas, California 92024	Encinitas Heritage Partners, LLC

	SOMERFORD PLACE - FRESNO 6075 N. Marks Avenue Fresno, California 93711	Fresno Heritage Partners, A California Limited Partnership

	LANCASTER HEALTHCARE CENTER 1642 West Avenue J Lancaster, CA 93534	Five Star Quality Care-CA, LLC

	LEISURE POINTE 1371 Parkside Drive San Bernardino, CA 92404	Five Star Quality Care-CA, LLC

	VAN NUYS HEALTH CARE CENTER 6835 Hazeltine Street Van Nuys, CA 91405	Five Star Quality Care-CA, LLC

	SOMERFORD PLACE - REDLANDS 1319 Brookside Avenue Redlands, California 92373	Redlands Heritage Partners, LLC

	SOMERFORD PLACE - ROSEVILLE 110 Sterling Court Roseville, California 95661	Roseville Heritage Partners, A California Limited Partnership

State:	Facility:	Subtenant:

COLORADO:	MANTEY HEIGHTS REHABILITATION & CARE CENTER 2825 Patterson Road Grand Junction, CO 81506	Five Star Quality Care-Colorado, LLC

	CHERRELYN HEALTHCARE CENTER 5555 South Elati Street Littleton, CO 80120	Five Star Quality Care-Colorado, LLC

DELAWARE:	SOMERFORD HOUSE AND SOMERFORD PLACE – NEWARK I & II 4175 Ogletown Road and 501 S. Harmony Road Newark, Delaware 19713	Newark Heritage Partners I, LLC and Newark Heritage Partners II, LLC

FLORIDA:	TUSCANY VILLA OF NAPLES (AKA BUENA VISTA) 8901 Tamiami Trail East Naples, Florida 34113	Five Star Quality Care-FL, LLC

GEORGIA:	EASTSIDE GARDENS 2078 Scenic Highway North Snellville, Georgia 30078	Five Star Quality Care-GA, LLC

	MORNINGSIDE OF COLUMBUS 7100 South Stadium Drive Columbus, GA 31909	Morningside of Columbus, L.P.

	MORNINGSIDE OF DALTON 2470 Dug Gap Road Dalton, GA 30720	Morningside of Dalton, Limited Partnership

	MORNINGSIDE OF EVANS 353 N. Belair Road Evans, GA 30809	Morningside of Evans, Limited Partnership

ILLINOIS	CRIMSON POINTE 7130 Crimson Ridge Drive Rockford, Illinois 61107	Five Star Quality Care-IL, LLC

IOWA:	UNION PARK HEALTH SERVICES 2401 E. 8th Street Des Moines, Iowa 50316	Five Star Quality Care-IA, Inc.

State:	Facility:	Subtenant:

	PARK PLACE 114 East Green Street Glenwood, IA 51534	Five Star Quality Care-IA, Inc.

	PRAIRIE RIDGE CARE & REHABILITATION 608 Prairie Street Mediapolis, IA 52637	Five Star Quality Care-IA, LLC

KENTUCKY:	ASHWOOD PLACE 102 Leonardwood Frankfort, KY 40601	Morningside of Kentucky, Limited Partnership

MARYLAND:	SOMERFORD PLACE – ANNAPOLIS 2717 Riva Road Annapolis, Maryland 21401	Annapolis Heritage Partners, LLC

	SOMERFORD PLACE – COLUMBIA 8220 Snowden River Parkway Columbia, Maryland 21405	Columbia Heritage Partners, LLC

	HEARTFIELDS AT EASTON 700 Port Street Easton, MD 21601	Five Star Easton Heartfields LLC

	SOMERFORD PLACE – FREDERICK 2100 Whittier Drive Frederick, Maryland 21702	Frederick Heritage Partners, LLC

	SOMERFORD PLACE – HAGERSTOWN 10114 and 10116 Sharpsburg Pike Hagerstown, Maryland 21740	Hagerstown Heritage Partners, LLC

	ASPENWOOD 14440 Homecrest Road Silver Spring, MD 20906	Five Star Aspenwood LLC

MINNESOTA:	WELLSTEAD OF ROGERS 20500 and 20600 S. Diamond Lake Road Rogers, MN 55374	Five Star Quality Care-MN, LLC

State:	Facility:	Subtenant:

MISSISSIPPI:	HERMITAGE GARDENS OF OXFORD 1488 Belk Boulevard Oxford, MS 38655	Five Star Quality Care-MS, LLC

	HERMITAGE GARDENS OF SOUTHAVEN 108 Clarington Drive Southaven, MS 38671	Five Star Quality Care-MS, LLC

MISSOURI:	ARBOR VIEW HEALTHCARE & REHABILITATION 1317 N. 36th Street St. Joseph, Missouri 64506	Five Star Quality Care-MO, LLC

NEBRASKA:	ASHLAND CARE CENTER 1700 Furnace Street Ashland, NE 68003	Five Star Quality Care-NE, LLC

	BLUE HILL CARE CENTER 414 North Wilson Street Blue Hill, NE 68930	Five Star Quality Care-NE, LLC

	CENTRAL CITY CARE CENTER 2720 South 17th Avenue Central City, NE 68462	Five Star Quality Care-NE, Inc.

	GRETNA COMMUNITY CARE CENTER 700 South Highway 6 Gretna, NE 68028	Five Star Quality Care-NE, LLC

	SUTHERLAND CARE CENTER 333 Maple Street Sutherland, NE 69165	Five Star Quality Care-NE, LLC

	WAVERLY CARE CENTER 11041 North 137th Street Waverly, NE 68462	Five Star Quality Care-NE, LLC

NORTH CAROLINA:	HAVEN IN HIGHLAND CREEK 5920 McChesney Drive Charlotte, NC 28269	Five Star Quality Care-North Carolina, LLC

State:	Facility:	Subtenant:

	LAURELS IN HIGHLAND CREEK 6101 Clark Creek Parkway Charlotte, NC 28269	Five Star Quality Care-North Carolina, LLC

	HAVEN IN THE VILLAGE AT CAROLINA PLACE 13150 Dorman Road Pineville, NC 28134	Five Star Quality Care-North Carolina, LLC

	LAURELS IN THE VILLAGE AT CAROLINA PLACE 13180 Dorman Road Pineville, NC 28134	Five Star Quality Care-North Carolina, LLC

	THE LANDING AT PARKWOOD VILLAGE 1720 Parkwood Boulevard Wilson, NC 27893	Five Star Quality Care-North Carolina, LLC

PENNSYLVANIA:	RIDGEPOINTE ASSISTED LIVING 5301 Brownsville Road Pittsburgh, PA 15236	Five Star Quality Care-GHV, LLC

	MOUNT VERNON OF SOUTH PARK 1400 Riggs Road South Park, PA 15129	Five Star Quality Care-GHV, LLC

SOUTH CAROLINA:	HAVEN IN THE SUMMIT 3 Summit Terrace Columbia, SC 29229	Morningside of Anderson, L.P.

	HAVEN IN THE VILLAGE AT CHANTICLEER 355 Berkmans Lane Greenville, SC 29605	Morningside of Anderson, L.P.

TENNESSEE:	MORNINGSIDE OF GALLATIN 1085 Hartsville Pike Gallatin, TN 37066	Morningside of Gallatin, LLC

	WALKING HORSE MEADOWS 207 Uffelman Drive Clarksville, TN 37043	Morningside of Belmont, LLC

State:	Facility:	Subtenant:

	MORNINGSIDE OF BELMONT 1710 Magnolia Boulevard Nashville, TN 37212	Morningside of Belmont, LLC

TEXAS:	HAVEN IN STONE OAK 511 Knights Cross Drive San Antonio, TX 78258	Five Star Quality Care-TX, LLC

	LAURELS IN STONE OAK 575 Knights Cross Drive San Antonio, TX 78258	Five Star Quality Care-TX, LLC

	HAVEN IN THE TEXAS HILL COUNTRY 747 Alpine Drive Kerrville, TX 78028	Five Star Quality Care-TX, LLC

VIRGINIA:	DOMINION VILLAGE AT CHESAPEAKE 2865 Forehand Drive Chesapeake, VA 23323	Five Star Quality Care-VA, LLC

	DOMINION VILLAGE AT WILLIAMSBURG 4132 Longhill Road Williamsburg, VA 23188	Five Star Quality Care-VA, LLC

	HEARTFIELDS AT RICHMOND 500 North Allen Avenue Richmond, VA 23220	Five Star Quality Care-VA, LLC

	TALBOT PARK 6311 Granby Street Norfolk, VA 23505	Five Star Quality Care-VA, LLC

WISCONSIN:	BROOKFIELD REHAB & SPECIALTY (AKAWOODLAND HEALTHCARE CENTER) 18741 West Bluemound Road Brookfield, WI 53045	Five Star Quality Care-WI, LLC

State:	Facility:	Subtenant:

	MEADOWMERE-SOUTHPORT ASSISTED LIVING 8350 and 8351 Sheridan Road Kenosha, WI 53143	Five Star Quality Care-WI, LLC

	MEADOWMERE-MADISON ASSISTED LIVING 5601 Burke Road Madison, WI 53718	Five Star Quality Care-WI, LLC

	SUNNY HILL HEALTH CARE CENTER 4325 Nakoma Road Madison, Wisconsin 53711	Five Star Quality Care-WI, LLC

	MITCHELL MANOR SENIOR LIVING 5301 West Lincoln Avenue West Allis, WI 53219	Five Star Quality Care-WI, LLC

WYOMING:	LARAMIE CARE CENTER 503 South 18th Street Laramie, WY 82070	Five Star Quality Care-WY, LLC

SCHEDULE 4

SCHEDULE 2

THE FACILITIES

ARIZONA:

LA MESA HEALTHCARE CENTER

2470 S. Arizona Avenue

Yuma, Arizona 85364

SUNQUEST VILLAGE OF YUMA

265 E. 24th Street

Yuma, Arizona 85364

CALIFORNIA:

SOMERFORD PLACE - ENCINITAS

1350 S. El Camino Real

Encinitas, California 92024

SOMERFORD PLACE - FRESNO

6075 N. Marks Avenue

Fresno, California 93711

LANCASTER HEALTHCARE CENTER

1642 West Avenue J

Lancaster, California 93534

SOMERFORD PLACE - REDLANDS

1319 Brookside Avenue

Redlands, California 92373

SOMERFORD PLACE - ROSEVILLE

110 Sterling Court

Roseville, California 95661

LEISURE POINTE

1371 Parkside Drive

San Bernardino, California 92404

VAN NUYS HEALTH CARE CENTER

6835 Hazeltine Street

Van Nuys, California 91405

COLORADO:

MANTEY HEIGHTS REHABILITATION & CARE CENTER

2825 Patterson Road

Grand Junction, Colorado 81506

CHERRELYN HEALTHCARE CENTER

5555 South Elati Street

Littleton, Colorado 80120

DELAWARE:

SOMERFORD HOUSE AND SOMERFORD PLACE — NEWARK I & II

4175 Ogletown Road and 501 S. Harmony Road

Newark, Delaware 19713

FLORIDA:

TUSCANY VILLA OF NAPLES (AKA BUENA VISTA)

8901 Tamiami Trail East

Naples, Florida 34113

GEORGIA:

EASTSIDE GARDENS

2078 Scenic Highway North

Snellville, Georgia 30078

MORNINGSIDE OF COLUMBUS

7100 South Stadium Drive

Columbus, Georgia 31909

MORNINGSIDE OF DALTON

2470 Dug Gap Road

Dalton, Georgia 30720

MORNINGSIDE OF EVANS

353 N. Belair Road

Evans, Georgia 30809

ILLINOIS:

CRIMSON POINTE
7130 Crimson Ridge Drive
Rockford, Illinois 61107

IOWA:

UNION PARK HEALTH SERVICES

2401 E. 8th Street

Des Moines, Iowa 50316

PARK PLACE

114 East Green Street

Glenwood, Iowa 51534

PRAIRIE RIDGE CARE & REHABILITATION

608 Prairie Street

Mediapolis, Iowa 52637

KENTUCKY:

ASHWOOD PLACE

102 Leonardwood

Frankfort, Kentucky 40601

MARYLAND:

SOMERFORD PLACE — ANNAPOLIS

2717 Riva Road

Annapolis, Maryland 21401

SOMERFORD PLACE — COLUMBIA

8220 Snowden River Parkway

Columbia, Maryland 21405

HEARTFIELDS AT EASTON

700 Port Street

Easton, Maryland 21601

SOMERFORD PLACE — FREDERICK

2100 Whittier Drive

Frederick, Maryland 21702

SOMERFORD PLACE — HAGERSTOWN

10114 and 10116 Sharpsburg Pike

Hagerstown, Maryland 21740

ASPENWOOD

14440 Homecrest Road

Silver Spring, Maryland 20906

MINNESOTA:

WELLSTEAD OF ROGERS

20500 and 20600 S. Diamond Lake Road

Rogers, Minnesota 55374

MISSISSIPPI:

HERMITAGE GARDENS OF OXFORD

1488 Belk Boulevard

Oxford, Mississippi 38655

HERMITAGE GARDENS OF SOUTHAVEN

108 Clarington Drive

Southaven, Mississippi 38671

MISSOURI:

ARBOR VIEW HEALTHCARE & REHABILITATION

1317 N. 36th Street

St. Joseph, Missouri 64506

NEBRASKA:

ASHLAND CARE CENTER

1700 Furnace Street

Ashland, Nebraska 68003

BLUE HILL CARE CENTER

414 North Wilson Street

Blue Hill, Nebraska 68930

CENTRAL CITY CARE CENTER

2720 South 17th Avenue

Central City, Nebraska 68826

GRETNA COMMUNITY LIVING CENTER

700 South Highway 6

Gretna, Nebraska 68028

SUTHERLAND CARE CENTER

333 Maple Street

Sutherland, Nebraska 69165

WAVERLY CARE CENTER

11041 North 137th Street

Waverly, Nebraska 68462

NORTH CAROLINA:

HAVEN IN HIGHLAND CREEK

5920 McChesney Drive

Charlotte, North Carolina 28269

LAURELS IN HIGHLAND CREEK

6101 Clark Creek Parkway

Charlotte, North Carolina 28269

HAVEN IN THE VILLAGE AT CAROLINA PLACE

13150 Dorman Road

Pineville, North Carolina 28134

LAURELS IN THE VILLAGE AT CAROLINA PLACE

13180 Dorman Road

Pineville, North Carolina 28134

THE LANDING AT PARKWOOD VILLAGE

1720 Parkwood Boulevard

Wilson, North Carolina 27893

PENNSYLVANIA:

RIDGEPOINTE ASSISTED LIVING

5301 Brownsville Road

Pittsburgh, Pennsylvania 15236

MOUNT VERNON OF SOUTH PARK

1400 Riggs Road

South Park, Pennsylvania 15129

SOUTH CAROLINA:

HAVEN IN THE SUMMIT

3 Summit Terrace

Columbia, South Carolina 29229

HAVEN IN THE VILLAGE AT CHANTICLEER

355 Berkmans Lane

Greenville, South Carolina 29605

TENNESSEE:

MORNINGSIDE OF GALLATIN

1085 Hartsville Pike

Gallatin, Tennessee 37066

WALKING HORSE MEADOWS

207 Uffelman Drive

Clarksville, Tennessee 37043

MORNINGSIDE OF BELMONT

1710 Magnolia Boulevard

Nashville, Tennessee 37212

TEXAS:

HAVEN IN STONE OAK

511 Knights Cross Drive

San Antonio, Texas 78258

LAURELS IN STONE OAK

575 Knights Cross Drive

San Antonio, Texas 78258

HAVEN IN THE TEXAS HILL COUNTRY

747 Alpine Drive

Kerrville, Texas 78028

VIRGINIA:

DOMINION VILLAGE OF CHESAPEAKE

2865 Forehand Drive

Chesapeake, Virginia 23323

DOMINION VILLAGE OF WILLIAMSBURG

4132 Longhill Road

Williamsburg, Virginia 23188

HEARTFIELDS AT RICHMOND

500 North Allen Avenue

Richmond, Virginia 23220

TALBOT PARK

6311 Granby Street

Norfolk, Virginia 23505

WISCONSIN:

BROOKFIELD REHAB & SPECIALTY (AKA WOODLAND HEALTHCARE CENTER)

18741 West Bluemound Road

Brookfield, Wisconsin 53045

MEADOWMERE-SOUTHPORT ASSISTED LIVING

8350 and 8351 Sheridan Road

Kenosha, Wisconsin 53143

MEADOWMERE-MADISON ASSISTED LIVING

5601 Burke Road

Madison, Wisconsin 53718

SUNNY HILL HEALTH CARE CENTER

4325 Nakoma Road

Madison, Wisconsin 53711

MITCHELL MANOR SENIOR LIVING

5301 West Lincoln Avenue

West Allis, Wisconsin 53219

WYOMING:

LARAMIE CARE CENTER

503 South 18th Street

Laramie, Wyoming 82070